                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JUNE 4, 2001

                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                       0-22717                        22-3265462
---------------           -------------------------            ----------------
(STATE OR OTHER             (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS.

         Effective June 4, 2001, the Company entered into an agreement to extend it's Credit Facility to June 15, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ACORN PRODUCTS, INC.


Date:  June 7, 2001                      By:  /s/ John G. Jacob
                                            ------------------------------------
                                             John G. Jacob, Vice President and
                                             Chief Financial Officer
















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